UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-23072
                                                    -----------

                 First Trust Dynamic Europe Equity Income Fund
           ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2016
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                        DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)

                                                                   ANNUAL REPORT
                                                              FOR THE YEAR ENDED
                                                               DECEMBER 31, 2016

HENDERSON
GLOBAL INVESTORS                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                                 ANNUAL REPORT
                               DECEMBER 31, 2016

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statements of Changes in Net Assets.........................................  12
Statement of Cash Flows.....................................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15
Report of Independent Registered Public Accounting Firm.....................  22
Additional Information......................................................  23
Board of Trustees and Officers..............................................  27
Privacy Policy..............................................................  29

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Henderson Global Investors (North America) Inc. ("Henderson" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dynamic Europe Equity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and future performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance during the period covered by this report. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Henderson are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU) ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2016

Dear Shareholders:

Now that 2016 is over, many will remember some of the historic events that occurred during the year: from the Brexit vote in the UK to leave the European Union, to the results of the U.S. Presidential Election which seemed unlikely at the beginning of the year, to the first World Series Championship for the Chicago Cubs in 108 years!

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this annual report which contains detailed information about your investment for the 12 months ended December 31, 2016, including a performance analysis and the financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

On November 8, Donald J. Trump was elected to become the 45th president in our country's history. While no one has a crystal ball and the ability to predict how his presidency will shape the United States (and the world), there is no doubt that his populist message resonated for many Americans. And his message of improving lives for the "average" American, while reducing the size and scope of the federal government, also won him millions of votes. Many of his supporters believe that with his background in business, President Trump will make policy changes that will continue to grow the economy and spur stock markets even higher. Many analysts predicted the Dow Jones Industrial Average would hit a new benchmark, 20,000, in the first days of the New Year. As with all change and a new administration, only time will tell.

As of December 31, 2016, the S&P 500(R) Index was up 11.96% calendar year-to-date, on a total return basis, as measured by Bloomberg. The current bull market (measuring from March 9, 2009 through December 31, 2016) is the second longest in history. We remain bullish on the economy, but continue to have a long-term perspective. We believe investors should think long-term as well, since no one can predict volatility and the inevitable ups and downs that occur in the market.

Thank you for your investment in the First Trust Dynamic Europe Equity Income Fund and for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
"AT A GLANCE"
AS OF DECEMBER 31, 2016 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                              FDEU
Common Share Price                                           $15.52
Common Share Net Asset Value ("NAV")                         $17.96
Premium (Discount) to NAV                                    (13.59)%
Net Assets Applicable to Common Shares                 $309,454,883
Current Monthly Distribution per Common Share (1)            $0.121
Current Annualized Distribution per Common Share             $1.452
Current Distribution Rate on Common Share Price (2)            9.36%
Current Distribution Rate on NAV (2)                           8.08%
-------------------------------------------------------------------

-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
            Common Share Price    NAV
12/15       $17.16                $19.07
             16.25                 17.76
             15.50                 17.42
             15.07                 17.64
1/16         15.59                 18.07
             15.23                 17.21
             14.26                 16.56
             15.24                 17.36
2/16         15.22                 17.40
             15.38                 17.79
             16.08                 18.14
             16.20                 18.17
3/16         16.01                 17.77
             16.17                 17.90
             15.75                 18.05
             16.31                 18.51
             16.26                 18.43
4/16         16.06                 18.42
             15.67                 17.93
             15.73                 18.17
             15.69                 18.20
5/16         16.20                 18.73
             16.00                 18.47
             15.74                 17.87
             15.34                 17.42
6/16         15.21                 16.79
             15.81                 17.78
             15.66                 17.42
             16.16                 17.88
             16.58                 17.91
7/16         16.35                 18.15
             16.12                 18.02
             16.26                 18.32
             16.35                 18.15
8/16         16.86                 18.16
             16.54                 18.36
             16.37                 18.09
             16.13                 17.61
             16.04                 18.13
9/16         15.72                 18.02
             15.50                 17.54
             15.10                 17.36
             15.19                 17.43
10/16        15.20                 17.52
             14.88                 16.94
             15.15                 17.06
             14.74                 16.90
11/16        14.78                 17.01
             14.69                 16.84
             15.23                 17.55
             15.17                 17.69
             15.44                 17.78
12/16        15.52                 17.96


----------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------
                                                                   Average Annual Total Return
                                                                   ---------------------------
                                            1 Year Ended              Inception (9/24/2015)
                                             12/31/2016                   to 12/31/2016
FUND PERFORMANCE (3)
NAV                                             3.30%                          3.02%
Market Value                                   -0.80%                        -11.46%

INDEX PERFORMANCE
MSCI Europe Index                              -0.40%                          2.70%
----------------------------------------------------------------------------------------------

-----------------------------------------------------
                                          % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Novartis AG (CHF)                             3.6%
Roche Holding AG (CHF)                        3.5
Orange S.A. (EUR)                             3.5
BP PLC (GBP)                                  3.3
Bayer AG (EUR)                                3.1
Enel S.p.A. (EUR)                             2.9
Siemens AG (EUR)                              2.9
Deutsche Telekom AG (EUR)                     2.9
Royal Dutch Shell PLC (EUR)                   2.9
Vodafone Group PLC (GBP)                      2.8
-----------------------------------------------------
                                     Total   31.4%
                                            ======


-----------------------------------------------------
                                          % OF TOTAL
COUNTRY ALLOCATION                        INVESTMENTS
-----------------------------------------------------
United Kingdom                               32.3%
France                                       20.9
Germany                                      14.5
Switzerland                                  13.5
Netherlands                                   7.7
Italy                                         5.4
Spain                                         1.9
Norway                                        1.9
Portugal                                      1.9
-----------------------------------------------------
                                     Total  100.0%
                                            ======


-----------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                     INVESTMENTS
-----------------------------------------------------
Financials                                   15.8%
Industrials                                  14.1
Consumer Staples                             12.5
Health Care                                  11.6
Telecommunication Services                   11.1
Consumer Discretionary                       10.7
Energy                                       10.0
Real Estate                                   7.2
Utilities                                     7.0
-----------------------------------------------------
                                     Total  100.0%
                                            ======


(1) Most recent distribution paid or declared through 12/31/2016. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 12/31/2016. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)


                                  SUB-ADVISOR

Henderson Global Investors (North America) Inc. ("Henderson" or the "Sub-Advisor") is an indirect, wholly owned subsidiary of Henderson Group Plc ("Henderson Group"), a London-based global investment management firm established in 1934. Henderson Group provides a full spectrum of investment products and services to clients around the world. First Trust Advisors L.P. and Henderson have engaged Henderson Investment Management Limited, a registered investment adviser and an indirect, wholly owned subsidiary of Henderson Group, as the sub-sub-advisor responsible for certain investment decisions of the Fund. With offices in 19 cities and more than 1,000 employees worldwide, Henderson Group managed approximately $125 billion in assets as of December 31, 2016.

                           PORTFOLIO MANAGEMENT TEAM

ALEX CROOKE, HEAD OF GLOBAL EQUITY INCOME

BEN LOFTHOUSE, CFA, PORTFOLIO MANAGER

MARKET RECAP

The year started with a crash and ended with a bang, with a variety of political market-moving events along the way. Overall, the MSCI Europe Index (the "Index") returned -0.40% for the year ended December 31, 2016. The first two months of the year, fears over a worsening Chinese economic slowdown saw European markets fall as much as -17.5% before regaining some ground in March. The most severe price action was in Energy and Commodities, as well as in the Bank sector as investors feared lending exposure in those areas.

Broadly during 2016, the European economy strengthened. Activity indicators in Germany and France in particular were healthy, while Southern Europe benefitted from avoiding either a Greek or Italian banking crisis during the year. Ongoing funding of the Greek deficit and the recapitalization of the Italian banking system are processes underway and have reduced areas of high investor concern.

Political events in the second half of the year caused market volatility. The "Brexit" vote in the United Kingdom to begin the process of leaving the European Union, and then the election of Donald Trump as President of the United States, both took markets by surprise. Both have ultimately led investors to expect a more positive economic outlook in the United States as pro-business changes are made to regulation and taxation. The Federal Reserve's stated intention to raise U.S. interest rates has also been taken as a positive by markets. As a result, the Index finished the year with a rally, moving up 10% after the U.S. election by year end. This allowed the market to be roughly level for the year.

PERFORMANCE ANALYSIS

For the period, the equity holdings in the portfolio outperformed the Index. The total return based on net asset value ("NAV") of the First Trust Dynamic Europe Equity Income Fund (the "Fund") was 3.30% thanks to the effects of leverage and the effects of borrowing in different currency and selling forward contracts to protect against currency volatility. However, while the Fund's NAV made gains, the Fund returned -0.80% on a share price basis, underperforming the Index.

Within the stock holdings, the stock selection effect was highly positive, while sector allocation was negative, and the two almost entirely offset each other when considered against the Index. We believe that this demonstrates the fundamental, bottom-up approach of the portfolio manager was highly effective this year.

Within the portfolio, the sectors with the strongest performance relative to the Index were Industrials, Financials and Consumer Staples. The Fund was underweight in all three of these sectors, on average, through the year but good stock selection led to large positive contribution. In Industrials, Swiss testing company, SGS performed very well in the first half of the year, as did Deutsche Post, the German delivery company. Both had better than expected capital returns to shareholders. In Financials, significantly increasing the Fund's position in the sector during the dramatic sell-off in the first quarter had a significant benefit. Large positions in the Dutch bank, ING Group, and French asset manager, Natixis were big contributors. In Consumer Staples, an underweight position in the sector was the correct call, as bond proxy sectors were weak in the second half of the year. Stock selection in this sector was also positive.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)


The Fund's underweight position in the Materials and Energy sectors resulted in the most significant underperformance relative to the Index. Both sectors were very volatile but ultimately were strong performers on a recovery in commodity prices. We believe dividend sustainability and growth are key criteria for portfolio investments. The underweight position in the sectors was due to uncertainty regarding the sustainability of companies' dividend yields. This uncertainty proved to be well founded, as most mining companies, for example, cut their dividends over the period, and the oil sector is struggling to grow dividends, but low exposure has impacted short term performance. The Fund remains cautiously positioned in the sectors. In Energy, the Portfolio Manager increased weightings to Energy companies during the year, using a bottom-up approach.

The weakest stock performers during the year included Vodafone, British Land, and ITV Group, three companies all significantly impacted by the fall of the British pound and associated fears over the UK economy, in the aftermath of Brexit. The portfolio managers continue to monitor the Fund's exposure to the British domestic economy on a stock by stock basis.

The Fund utilizes a dynamic currency hedging process to mitigate the risk of adverse currency movements on the portfolio. Throughout the period, the Fund borrowed in euros and utilized foreign currency forward contracts to provide some protection against the euro weakness versus the U.S. dollar over the period. In December 2015, a forward currency contract was put in place to mitigate the risk of sterling weakness due to concerns regarding the UK's potential referendum on European Union membership. The currency hedging activities were a positive contributor to performance over the period, and achieved the overall aim of minimizing volatility from foreign currency.

To generate additional income, the Fund writes (or sells) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. During this performance period, the options portfolio management team overwrote approximately 30% of the Fund's Managed Assets. The option strategy was executed on the broad-based Euro Stoxx 50 Index, selling one to three month call options, approximately at-the-money to slightly out-of-the-money. The option strategy added to the total return of the Fund during the period as gains from the option portfolio were strong in the first half of the fiscal period. Gains occurred as the Euro Stoxx 50 Index traded down and then sideways during the first half of the year. The option portfolio continued to benefit the Fund in the second half of the year, until December when the Euro Stoxx 50 rallied strongly. The strong rally in December negated the option gains from July through November, resulting in a small negative impact on performance to the Fund in the second half of the year. Overall, performance was beneficial to the Fund during the fiscal period.

MARKET AND FUND OUTLOOK

As the result of political events, European equity market returns have lagged many other regions this year, despite continuing signs of improving economic growth. As a result of this underperformance valuations in many sectors and stocks are attractive. There are more important elections in the regions this year, but we remain hopeful that once these are out of the way, the market will focus on the fundamental attractions of the portfolio's investments. The investment team will strive to use the investment flexibility offered by the Fund's investment mandate to take advantage of volatility to generate capital and income returns for investors.

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
COMMON STOCKS - 119.9% (a)

              AEROSPACE & DEFENSE - 2.1%
     887,774  BAE Systems PLC....................................  $    6,471,558
                                                                   --------------
              AIR FREIGHT & LOGISTICS - 4.0%
     476,332  CTT-Correios de Portugal S.A.......................       3,231,593
     274,679  Deutsche Post AG...................................       9,031,314
                                                                   --------------
                                                                       12,262,907
                                                                   --------------
              AUTOMOBILES - 3.1%
      33,472  Bayerische Motoren Werke AG........................       3,127,044
      44,334  Daimler AG.........................................       3,300,374
      35,792  Renault S.A........................................       3,184,037
                                                                   --------------
                                                                        9,611,455
                                                                   --------------
              BANKS - 7.1%
     656,323  ING Groep N.V. (b).................................       9,237,044
   4,447,230  Lloyds Banking Group PLC...........................       3,426,027
   1,660,838  Natixis S.A........................................       9,370,787
                                                                   --------------
                                                                       22,033,858
                                                                   --------------
              BEVERAGES - 4.9%
     184,173  Coca-Cola European Partners PLC....................       5,819,969
     354,833  Diageo PLC.........................................       9,226,949
                                                                   --------------
                                                                       15,046,918
                                                                   --------------
              BUILDING PRODUCTS - 3.4%
     225,643  Cie de Saint-Gobain................................      10,511,585
                                                                   --------------
              CAPITAL MARKETS - 1.1%
     394,065  Intermediate Capital Group PLC.....................       3,399,520
                                                                   --------------
              CONSUMER FINANCE - 2.1%
      87,632  Cembra Money Bank AG...............................       6,385,441
                                                                   --------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 10.6%
     663,583  Deutsche Telekom AG................................      11,424,305
     922,591  Orange S.A.........................................      14,018,772
     504,737  Telenor ASA........................................       7,540,062
                                                                   --------------
                                                                       32,983,139
                                                                   --------------
              ELECTRIC UTILITIES - 6.2%
   2,606,133  Enel S.p.A.........................................      11,489,132
     403,015  Red Electrica Corp., S.A...........................       7,604,390
                                                                   --------------
                                                                       19,093,522
                                                                   --------------
              FOOD PRODUCTS - 3.0%
     130,756  Nestle S.A.........................................       9,380,070
                                                                   --------------
              GAS UTILITIES - 1.9%
     221,798  Italgas S.p.A. (c).................................         872,732
   1,203,825  Snam S.p.A.........................................       4,959,846
                                                                   --------------
                                                                        5,832,578
                                                                   --------------
              HOUSEHOLD DURABLES - 1.0%
      87,902  Berkeley Group Holdings PLC........................       3,041,918
                                                                   --------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
COMMON STOCKS (CONTINUED) (a)

              INDUSTRIAL CONGLOMERATES - 3.7%
      93,026  Siemens AG.........................................  $   11,437,502
                                                                   --------------
              INSURANCE - 9.8%
      42,366  Allianz SE.........................................       7,001,661
     259,315  Assicurazioni Generali S.p.A.......................       3,854,307
     303,502  AXA S.A............................................       7,662,761
     274,194  Prudential PLC.....................................       5,499,594
     187,737  SCOR SE............................................       6,487,909
                                                                   --------------
                                                                       30,506,232
                                                                   --------------
              MEDIA - 9.6%
   3,249,534  ITV PLC............................................       8,265,753
     284,487  Lagardere SCA......................................       7,904,385
     717,766  NOS SGPS S.A.......................................       4,259,827
     409,879  WPP PLC............................................       9,173,249
                                                                   --------------
                                                                       29,603,214
                                                                   --------------
              MULTI-UTILITIES - 2.4%
     645,977  National Grid PLC..................................       7,575,707
                                                                   --------------
              OIL, GAS & CONSUMABLE FUELS - 11.2%
   2,071,602  BP PLC.............................................      13,010,303
     417,196  Royal Dutch Shell PLC (b)..........................      11,411,608
     199,174  TOTAL S.A..........................................      10,214,660
                                                                   --------------
                                                                       34,636,571
                                                                   --------------
              PERSONAL PRODUCTS - 3.1%
     230,391  Unilever N.V. (b)..................................       9,486,212
                                                                   --------------
              PHARMACEUTICALS - 14.9%
     102,739  AstraZeneca PLC....................................       5,618,565
     116,932  Bayer AG...........................................      12,201,760
     196,140  Novartis AG........................................      14,272,782
      61,403  Roche Holding AG...................................      14,025,668
                                                                   --------------
                                                                       46,118,775
                                                                   --------------
              PROFESSIONAL SERVICES - 4.8%
     142,424  Adecco Group AG....................................       9,321,968
     334,377  RELX N.V...........................................       5,628,191
                                                                   --------------
                                                                       14,950,159
                                                                   --------------
              REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.3%
      87,404  Nexity S.A.........................................       4,090,579
                                                                   --------------
              TOBACCO - 5.1%
     123,080  British American Tobacco PLC (b)...................       7,010,066
     200,748  Imperial Brands PLC................................       8,764,210
                                                                   --------------
                                                                       15,774,276
                                                                   --------------
              WIRELESS TELECOMMUNICATION SERVICES - 3.5%
   4,421,576  Vodafone Group PLC (b).............................      10,890,126
                                                                   --------------
              TOTAL COMMON STOCKS................................     371,123,822
              (Cost $377,496,464)                                  --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
REAL ESTATE INVESTMENT TRUSTS - 8.0% (a)

              EQUITY REAL ESTATE INVESTMENT TRUSTS - 8.0%
     800,581  British Land (The) Co., PLC........................  $    6,210,873
     162,666  Eurocommercial Properties N.V......................       6,264,463
     430,898  Hammerson PLC......................................       3,042,852
     127,105  ICADE..............................................       9,070,104
                                                                   --------------
              TOTAL REAL ESTATE INVESTMENT TRUSTS................      24,588,292
              (Cost $28,245,457)                                   --------------

              TOTAL INVESTMENTS - 127.9%.........................     395,712,114
              (Cost $405,741,921) (d)                              --------------


 NUMBER OF
 CONTRACTS                        DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (1.7%)

              EURO STOXX 50 PRICE
         762  @   3,075 due January 2017.........................      (1,708,066)
         709  @   3,150 due January 2017.........................        (981,838)
         581  @   3,325 due February 2017........................        (289,478)
         758  @   3,100 due February 2017........................      (1,644,316)
         644  @   3,325 due March 2017...........................        (567,082)
                                                                   --------------
              TOTAL CALL OPTIONS WRITTEN.........................      (5,190,780)
              (Premiums received $2,432,848)                       --------------

              OUTSTANDING LOAN - (27.7%).........................     (85,790,973)
              NET OTHER ASSETS AND LIABILITIES - 1.5%............       4,724,522
                                                                   --------------
              NET ASSETS - 100.0%................................  $  309,454,883
                                                                   ==============


(a) All or a portion of these securities serve as collateral on the outstanding loan.

(b) All or a portion of this security is pledged to cover index call options written.

(c)   Non-income producing security.

(d) Aggregate cost for federal income tax purposes is $406,073,748. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $30,144,812 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $40,506,446.


                        See Notes to Financial Statements                 Page 7

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                   ASSETS TABLE
                                                                                         LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                        VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                       12/31/2016        PRICES          INPUTS          INPUTS
                                                      -------------   -------------   -------------   -------------
Common Stocks*.....................................   $ 371,123,822   $ 371,123,822   $          --   $          --
Real Estate Investment Trusts*.....................      24,588,292      24,588,292              --              --
                                                      -------------   -------------   -------------   -------------
Total Investments..................................     395,712,114     395,712,114              --              --
Forward Foreign Currency Contracts**...............       2,289,114              --       2,289,114              --
                                                      -------------   -------------   -------------   -------------
Total .............................................   $ 398,001,228   $ 395,712,114   $   2,289,114   $          --
                                                      =============   =============   =============   =============

                                                 LIABILITIES TABLE
                                                                                         LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                        VALUE AT          QUOTED       OBSERVABLE     UNOBSERVABLE
                                                       12/31/2016         PRICES         INPUTS          INPUTS
                                                      -------------   -------------   -------------   -------------
Call Options Written...............................   $  (5,190,780)  $          --   $  (5,190,780)  $          --
                                                      =============   =============   =============   =============


*     See Portfolio of Investments for industry breakout.

** See the Forward Foreign Currency Contracts table for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2016, the Fund transferred investments valued at $226,243,599 from Level 2 to Level 1 of the fair value hierarchy. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices at December 31, 2016. Previously, these investments were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange close on December 31, 2015, exceeding a certain threshold. The inputs or methodology used for valuing securities and classifying them in one of the three levels of the fair value hierarchy are not necessarily an indication of the risk associated with investing in those securities.


Page 8                  See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2C - Forward Foreign Currency Contracts in the Notes to Financial Statements):

                                            FORWARD FOREIGN CURRENCY CONTRACTS
                               -------------------------------------------------------------
                                                                               PURCHASE              SALE            UNREALIZED
 SETTLEMENT                          AMOUNT                AMOUNT             VALUE AS OF         VALUE AS OF       APPRECIATION
    DATE        COUNTERPARTY       PURCHASED                SOLD           DECEMBER 31, 2016   DECEMBER 31, 2016   (DEPRECIATION)
-------------   ------------   ------------------   --------------------   -----------------   -----------------   --------------
   2/03/17          BNS        USD     26,064,994   GBP       21,097,742      $26,064,994         $26,023,527      $       41,467
   2/03/17          BNS        USD     40,983,867   EUR       36,738,051       40,983,867          38,736,220           2,247,647
                                                                                                                   --------------
Net Unrealized Appreciation (Depreciation).......................................................................  $    2,289,114
                                                                                                                   ==============


Counterparty Abbreviations:
  BNS   Bank of Nova Scotia

Currency Abbreviations:
  EUR   Euro
  GBP   British Pound Sterling
  USD   United States Dollar


CURRENCY EXPOSURE                   % OF TOTAL
DIVERSIFICATION                   INVESTMENTS (1)
-------------------------------------------------
Euro                                   46.6%
British Pound Sterling                 21.3
United States Dollar                   16.8
Swiss Franc                            13.4
Norwegian Krone                         1.9
-------------------------------------------------
                             Total    100.0%
                                      ======

(1)   The weightings include the impact of currency forwards.


                        See Notes to Financial Statements                 Page 9

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS:
Investments, at value
   (Cost $405,741,921).........................................................................      $395,712,114
Cash...........................................................................................         1,451,442
Foreign currency (Cost $370,559)...............................................................           370,915
Unrealized appreciation on forward foreign currency contracts..................................         2,289,114
Receivables:
   Dividend reclaims...........................................................................         1,034,467
   Dividends...................................................................................           490,966
Prepaid expenses...............................................................................             5,077
                                                                                                     ------------
   Total Assets................................................................................       401,354,095
                                                                                                     ------------

LIABILITIES:
Outstanding loan...............................................................................        85,790,973
Options written, at value (Premiums received $2,432,848).......................................         5,190,780
Payables:
   Investment advisory fees....................................................................           360,862
   Administrative fees.........................................................................           234,250
   Interest and fees due on loan...............................................................           150,642
   Custodian fees..............................................................................            98,668
   Audit and tax fees..........................................................................            44,608
   Printing fees...............................................................................            22,069
   Legal fees..................................................................................             2,616
   Transfer agent fees.........................................................................             1,627
   Financial reporting fees....................................................................               771
   Trustees' fees and expenses.................................................................               122
Other liabilities..............................................................................             1,224
                                                                                                     ------------
   Total Liabilities...........................................................................        91,899,212
                                                                                                     ------------
NET ASSETS.....................................................................................      $309,454,883
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $322,878,190
Par value......................................................................................           172,319
Accumulated net investment income (loss).......................................................        (2,468,927)
Accumulated net realized gain (loss) on investments, options, forward foreign
  currency contracts and foreign currency transactions.........................................        (4,273,538)
Net unrealized appreciation (depreciation) on investments, options, forward
  foreign currency contracts, and foreign currency translation.................................        (6,853,161)
                                                                                                     ------------
NET ASSETS.....................................................................................      $309,454,883
                                                                                                     ============
NET ASSET VALUE, per share.....................................................................      $      17.96
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        17,231,908
                                                                                                     ============


Page 10                 See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,128,944).......................................      $ 18,255,348
Interest.......................................................................................            23,511
Other..........................................................................................                23
                                                                                                     ------------
   Total investment income.....................................................................        18,278,882
                                                                                                     ------------

EXPENSES:
Investment advisory fees.......................................................................         4,386,135
Interest and fees on loan......................................................................           743,714
Administrative fees............................................................................           188,946
Legal fees.....................................................................................            79,862
Custodian fees.................................................................................            69,692
Audit and tax fees.............................................................................            44,911
Printing fees..................................................................................            26,300
Listing expense................................................................................            21,367
Trustees' fees and expenses....................................................................            17,777
Transfer agent fees............................................................................            17,347
Financial reporting fees.......................................................................             9,250
Commitment fees................................................................................             6,302
Other..........................................................................................            12,789
                                                                                                     ------------
   Total expenses..............................................................................         5,624,392
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................        12,654,490
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................       (13,244,723)
   Written option transactions.................................................................         9,011,794
   Forward foreign currency contracts..........................................................         5,609,791
   Foreign currency transactions...............................................................          (557,867)
                                                                                                     ------------
Net realized gain (loss).......................................................................           818,995
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        (7,223,890)
   Written options held........................................................................        (4,310,962)
   Forward foreign currency contracts..........................................................         1,349,397
   Foreign currency translation................................................................         2,467,753
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................        (7,717,702)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        (6,898,707)
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $  5,755,783
                                                                                                     ============


                        See Notes to Financial Statements                Page 11

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR            PERIOD
                                                                                       ENDED            ENDED
                                                                                     12/31/2016     12/31/2015 (a)
                                                                                   --------------   --------------
OPERATIONS:
Net investment income (loss)......................................................  $ 12,654,490     $    704,128
Net realized gain (loss)..........................................................       818,995          694,763
Net change in unrealized appreciation (depreciation)..............................    (7,717,702)         864,541
                                                                                    ------------     ------------
Net increase (decrease) in net assets resulting from operations...................     5,755,783        2,263,432
                                                                                    ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................   (19,529,780)      (1,206,937)
Net realized gain.................................................................            --         (878,124)
Return of capital.................................................................    (5,490,950)              --
                                                                                    ------------     ------------
Total distributions to shareholders...............................................   (25,020,730)      (2,085,061)
                                                                                    ------------     ------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.........................................................            --      329,129,443
Cost of shares redeemed...........................................................            --               --
Offering costs....................................................................        72,016         (660,000)
                                                                                    ------------     ------------
Net increase (decrease) in net assets resulting from shareholder transactions.....        72,016      328,469,443
                                                                                    ------------     ------------
Total increase (decrease) in net assets...........................................   (19,192,931)     328,647,814

NET ASSETS:
Beginning of period...............................................................   328,647,814               --
                                                                                    ------------     ------------
End of period.....................................................................  $309,454,883     $328,647,814
                                                                                    ============     ============
Accumulated net investment income (loss) at end of period.........................  $ (2,468,927)    $   (645,561)
                                                                                    ============     ============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...........................................    17,231,908               --
Shares sold.......................................................................            --       17,231,908
                                                                                    ------------     ------------
Shares outstanding, end of period.................................................    17,231,908       17,231,908
                                                                                    ============     ============


(a) The Fund was seeded on August 20, 2015 and commenced operations on September 24, 2015.


Page 12                 See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................    $  5,755,783
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................    (168,620,149)
      Sales of investments......................................................     159,151,653
      Proceeds from written options.............................................      13,465,663
      Amount paid to close written options......................................      (5,728,812)
      Net realized gain/loss on investments and written options.................       4,232,929
      Net change in unrealized appreciation/depreciation on investments
         and written options....................................................      11,534,852
    Net change in unrealized appreciation (depreciation) on forward foreign
         currency contracts.....................................................      (1,349,397)
CHANGES IN ASSETS AND LIABILITIES:
      Increase in dividends reclaims receivable.................................      (1,034,467)
      Decrease in dividends receivable..........................................          18,630
      Decrease in prepaid expenses..............................................             792
      Increase in interest and fees on loan payable.............................          17,591
      Decrease in investment advisory fees payable..............................         (29,696)
      Decrease in audit and tax fees payable....................................             (92)
      Increase in legal fees payable............................................           2,616
      Decrease in printing fees payable.........................................         (15,246)
      Increase in administrative fees payable...................................         188,946
      Increase in custodian fees payable........................................          69,692
      Decrease in transfer agent fees payable...................................          (6,952)
      Decrease in Trustees' fees and expenses payable...........................             (74)
      Decrease in other liabilities.............................................          (1,564)
                                                                                    ------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                     $ 17,652,698
                                                                                                     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net investment income...........     (19,529,780)
      Distributions to Common Shareholders from return of capital...............      (5,490,950)
      Offering costs............................................................        (185,984)
      Repayment of Euro Borrowings..............................................      (7,892,850)
      Proceeds from Euro Borrowings.............................................       7,088,575
      Effect of exchange rate changes on Euro Loan (a)..........................      (2,518,250)
                                                                                    ------------
CASH USED BY FINANCING ACTIVITIES...............................................                      (28,529,239)
                                                                                                     ------------
Decrease in cash and foreign currency (b).......................................                      (10,876,541)
Cash and foreign currency at beginning of period................................                       12,698,898
                                                                                                     ------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD......................................                     $  1,822,357
                                                                                                     ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                     $    726,123
                                                                                                     ============


(a) This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.

(b) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(50,497), which does not include the effect of exchange rate changes on Euro borrowings.


                        See Notes to Financial Statements                Page 13

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                            FOR THE PERIOD
                                                 YEAR       9/24/2015 (a)
                                                ENDED          THROUGH
                                              12/31/2016      12/31/2015
                                             ------------   --------------
Net asset value, beginning of period........  $    19.07      $    19.10
                                              ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................        0.73            0.04
Net realized and unrealized gain (loss).....       (0.39)           0.05
                                              ----------      ----------
Total from investment operations............        0.34            0.09
                                              ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................       (1.13)          (0.07)
Net realized gain...........................          --           (0.05)
Return of capital...........................       (0.32)             --
                                              ----------      ----------
Total distributions.........................       (1.45)          (0.12)
                                              ----------      ----------
Net asset value, end of period..............  $    17.96      $    19.07
                                              ==========      ==========
Market value, end of period.................  $    15.52      $    17.16
                                              ==========      ==========
TOTAL RETURN BASED ON NET ASSET VALUE (b)...        3.30%           0.52%
                                              ==========      ==========
TOTAL RETURN BASED ON MARKET VALUE (b)......       (0.80)%        (13.61)%
                                              ==========      ==========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........  $  309,455      $  328,648
Ratio of total expenses to average net
   assets...................................        1.83%           1.72% (c)
Ratio of net expenses to average net assets
   excluding interest expense...............        1.59%           1.56% (c)
Ratio of net investment income (loss) to
   average net assets.......................        4.13%           0.82% (c)
Portfolio turnover rate.....................          41%              5%
INDEBTEDNESS:
Total loan outstanding (in 000's)...........  $   85,791      $   89,113
Asset coverage per $1,000 of
   indebtedness (d).........................  $    4,607      $    4,688

-----------------------------

(a) The Fund was seeded on August 20, 2015 and commenced operations on September 24, 2015.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per Common Share for net asset value returns and changes in Common Share Price for market value return. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c)   Annualized.

(d) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan balance in 000s.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               DECEMBER 31, 2016


                                1. ORGANIZATION

First Trust Dynamic Europe Equity Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on May 11, 2015, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FDEU on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to provide a high level of current income, with a secondary focus on capital appreciation. The Fund pursues its objective by investing at least 80% of its Managed Assets under normal market conditions, in a portfolio of equity securities of European companies of any market capitalization. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs") and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Over-the-counter options contracts are fair valued at the closing price in the market of the underlying contracts where such contracts are principally traded.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service or by certain independent dealers in such contracts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               DECEMBER 31, 2016


amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statement;

      9) the existence of merger proposals or tender offers that might affect the value of the security;

If the security in question is a foreign security, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4) the trading prices of financial products that are tied to baskets of foreign securities;

      5)    factors relating to the event that precipitated the pricing problem;

      6)    whether the event is likely to recur; and

      7) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

The Fund holds shares of REITs. Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               DECEMBER 31, 2016


C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganizing process. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At December 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                                                      Gross Amounts
                                                                                    not Offset in the
                                                                                      Statement of
                                                                Net Amounts of   Assets and Liabilities
                                             Gross Amounts     Assets Presented  -----------------------
                        Gross Amounts of     Offset in the     in the Statement               Collateral
                           Recognized     Statement of Assets   of Assets and     Financial    Amounts
                             Assets         and Liabilities      Liabilities     Instruments   Received   Net Amount
---------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*    $ 2,289,114       $   --                $ 2,289,114      $   --       $   --    $ 2,289,114


* The respective counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.


E. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               DECEMBER 31, 2016


F. OPTION CONTRACTS

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options ("options") on a portion of the equity securities held in the Fund's portfolio and on securities indices as determined to be appropriate by the Advisor, and consistent with the Fund's investment objective in an amount up to 40% of the value of its Managed Assets. The Fund will write (sell) a call option on an individual security only if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor, the Sub-Advisor or the Sub-Sub-Advisor (in accordance with procedures approved by the Board of Trustees) in such amount that are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) "naked" or uncovered call options. If certain equity securities held in the Fund's portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in "Net realized gain (loss) on investments" on the Statement of Operations. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund distributes to holders of its Common Shares monthly distributions of all or a portion of its net income after the payment of interest in connection with leverage used by the Fund. In addition to regular monthly distributions, for two years following the Fund's initial public offering, the Fund intends to pay quarterly distributions in cash to Common Shareholders if certain conditions are met. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. Distributions are automatically reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the year ended

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               DECEMBER 31, 2016


December 31, 2016, primarily a result of differing book and tax treatment on realization of foreign currency gains (losses), have been reclassified at year end to reflect an increase to accumulated net investment income (loss) of $5,051,924 and a decrease to accumulated net realized gain (loss) of $5,051,924. There was no change to paid-in-capital. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal year ended December 31, 2016 and the fiscal period ended December 31, 2015 was as follows:

Distributions paid from:                             2016              2015
Ordinary income...............................  $   19,529,780    $    2,085,061
Return of Capital.............................       5,490,950                --

As of December 31, 2016, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.................  $           --
Undistributed capital gains...................              --
                                                --------------
Total undistributed earnings..................              --
Accumulated capital and other losses..........      (4,121,524)
Net unrealized appreciation (depreciation)....      (9,474,102)
                                                --------------
Total accumulated earnings (losses)...........     (13,595,626)
Other.........................................              --
Paid-in capital...............................     323,050,509
                                                --------------
Net assets....................................  $  309,454,883
                                                ==============

H. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2016, the Fund had non-expiring capital loss carryforwards for federal income tax purposes of $4,121,524.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015 and 2016 remain open to federal and state audit. As of December 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES

The Fund will pay all expenses directly related to its operations.

J. ORGANIZATION AND OFFERING COSTS

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust paid all organization expenses. The Fund's Common Share offering costs of $660,000 were recorded as a reduction of the proceeds from sales from the sale of Common Shares during the period ended December 31, 2015. During the year ended December 31, 2016, it was determined that the actual offering costs were less than the estimated offering costs by $72,016. Therefore, paid-in-capital was increased by that amount in the current year, as reflected on the Statements of Changes in Net Assets.

K. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, from reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               DECEMBER 31, 2016


L. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.10% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Henderson Global Investors (North America) Inc. ("Henderson" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

Computershare, Inc. serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2016, were $168,279,199 and $159,151,653, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at December 31, 2016, the primary underlying risk exposure and location of these instruments as presented on the Statement of Assets and Liabilities. In compliance with the 1940 Act, the Fund covers its derivative commitments by earmarking liquid assets, entering into offsetting transactions or owning positions covering its obligations.

                                                   ASSET DERIVATIVES                             LIABILITY DERIVATIVES
                                     ----------------------------------------------  ----------------------------------------------
DERIVATIVE            RISK                STATEMENT OF ASSETS AND                         STATEMENT OF ASSETS AND
INSTRUMENT            EXPOSURE              LIABILITIES LOCATION           VALUE            LIABILITIES LOCATION           VALUE
--------------------  -------------  ----------------------------------  ----------  ----------------------------------  ----------
Forward foreign       Currency       Unrealized appreciation on                      Unrealized depreciation on
  currency contracts  Risk           forward foreign currency contracts  $2,289,114  forward foreign currency contracts  $       --

Written Options       Equity Risk    Options written, at value           $       --  Options written, at value           $5,190,780

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               DECEMBER 31, 2016


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts    $   5,609,791
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                         1,349,397
EQUITY RISK EXPOSURE
Net realized gain (loss) on written option transactions               9,011,794
Net change in unrealized appreciation (depreciation) on written
   options held                                                      (4,310,962)

During the year ended December 31, 2016, notional values of forward foreign currency contracts opened and closed were $280,395,324 and $285,346,462, respectively.

Written options activity for the Fund was as follows:

                                                     NUMBER OF
WRITTEN OPTIONS                                      CONTRACTS   PREMIUMS
---------------------------------------------------------------------------
Options outstanding at December 31, 2015                 3,434  $ 3,707,791
Options Written                                         16,988   13,465,663
Options Expired                                        (10,456)  (9,011,794)
Options Exercised                                           --           --
Options Closed                                          (6,512)  (5,728,812)
                                                    ----------  -----------
Options outstanding at December 31, 2016                 3,454  $ 2,432,848
                                                    ==========  ===========

The Fund does not have the right to offset financial assets and financial liabilities related to option contracts on the Statement of Assets and Liabilities.

                                 6. BORROWINGS

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $117,000,000. The borrowing rate under the revolving credit facility is equal to the Euro rate of the 6-month LIBOR plus 80 basis points. Prior to September 27, 2016, the rate under the revolving credit facility was equal to the Euro rate of the 6-month LIBOR plus 77.5 basis points. As of December 31, 2016, the Fund had three loans outstanding under the revolving credit facility totaling $85,790,973 (81,500,000 EUR). For the year ended December 31, 2016, the average amount outstanding was $92,050,677 (83,191,257 EUR). The high and low annual interest rates during the year ended December 31, 2016 were 0.800% and 0.775%, respectively, and the weighted average interest rate was 0.784%. The interest rate at December 31, 2016 was 0.800%. The Fund does not pay a commitment fee unless the loan balance drops below 75% of total commitment, which results in a fee of 0.25% and is included in "Interest and fees on loan" on the Statement of Operations.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On January 19, 2017, the Fund declared a distribution of $0.121 per Common Share to Common Shareholders of record on February 3, 2017, payable February 15, 2017.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Dynamic Europe Equity Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2016, and the related statements of operations and cash flows for the year then ended, and the statements changes in net assets and the financial highlights for the period periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Dynamic Europe Equity Income Fund, as of December 31, 2016, the results of its operations and its cash flows for the year then ended and the changes in net assets and the financial highlights for each period presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 22, 2017

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2016 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 30170, College Station, TX 77842-3170.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2016 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

The Fund hereby designates as qualified dividend income 100% of its ordinary income distributions (including short-term capital gains, if applicable) for the year ended December 31, 2016. None of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2016, qualify for corporate dividends received deduction available to corporate shareholders.

The Fund meets the requirements of Section 853 of the Code, and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $20,384,292 (representing a total of $1.18 per share). The total amount of taxes paid to such countries is $2,027,776 (representing a total of $0.12 per share).

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

DERIVATIVES RISK: The use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EMERGING MARKETS RISK: Investments in securities of issuers located in emerging market countries are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

EUROPEAN MARKETS RISK: Investing in Europe involves risks not typically associated with investments in the United States. While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. Many countries in Europe are members of the European Union ("EU"), which faces major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit a Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union ("EMU") (which is comprised of EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also creates exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2016 (UNAUDITED)

EUROPEAN UNION RISK: Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union ("EU") could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments. The United Kingdom's referendum on June 23, 2016 to leave the European Union (known as "Brexit") sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom's economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain's trading arrangements with the rest of Europe. The United Kingdom is one of the EU's largest economies; its departure also may negatively impact the EU and Europe as a whole, such as by causing volatility within the union, trigging prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

FOREIGN CURRENCY RISK: The Fund will engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, thus subjecting the Fund to foreign currency risk. The Fund's exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including the forces of supply and demand in the non-U.S. exchange markets, actual or perceived changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund's portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund will seek to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be successful and the Fund will incur costs associated with such strategies.

FOREIGN (NON-U.S.) SECURITIES RISK: Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

GEOGRAPHIC CONCENTRATION RISK: The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Investments in a single region, although representing a number of different countries within the region, may be affected by common economic forces and other factors. Because the Fund will concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. In addition, the Fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2016 (UNAUDITED)


MARKET DISRUPTION AND GEOPOLITICAL RISK: Some countries in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on the European and world economies and markets generally, each of which may negatively impact the Fund's investments. For example, there have been various events throughout Europe, including Russia's annexation of Crimea and the resulting sanctions against Russia, ongoing tension between Russia and Ukraine and the political uncertainty and market turmoil in Greece, that have recently had and may continue to have an adverse impact on European and global markets. It is possible, for instance, that the events occurring in Russia could result in, among other things, Russia withholding its natural gas supply from other European countries, which has the potential to harm the economies and markets of such countries. The events occurring in one country or region (including non-European countries and regions) may spread through, or otherwise effect, other countries and regions across Europe and therefore adversely impact the Fund's investments in such countries and regions.

NON-DIVERSIFICATION RISK: The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

REAL ESTATE INVESTMENT TRUST (REIT) RISK: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk and the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

REDENOMINATION RISK: Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or sell. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

UNITED KINGDOM RISK: Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union ("EU"), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom's exit from the EU will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2016 (UNAUDITED)

                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST      DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                 FUND COMPLEX       HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF              PRINCIPAL OCCUPATIONS               OVERSEEN BY         DURING PAST
   POSITION WITH THE FUND          SERVICE (1)                DURING PAST 5 YEARS                  TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term   Physician, Officer, Wheaton Orthopedics;         138         None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 East Liberty Drive,         o Since Fund        Limited Partnership (June 1992 to
  Suite 400                       Inception         December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Three-Year Term   President, ADM Services, Inc. (Futures           138         Director of ADM
c/o First Trust Advisors L.P.                       Commission Merchant)                                         Investor Services,
120 East Liberty Drive,         o Since Fund                                                                     Inc., ADM
  Suite 400                       Inception                                                                      Investor Services
Wheaton, IL 60187                                                                                                International and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Three-Year Term   President, Hibs Enterprises (Financial           138         Director of Trust
c/o First Trust Advisors L.P.                       and Management Consulting)                                   Company of
120 East Liberty Drive,         o Since Fund                                                                     Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Three-Year Term   Managing Director and Chief Operating            138         Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present);                           Covenant
120 East Liberty Drive,         o Since Fund        Pelita Harapan Educational Foundation                        Transport, Inc.
  Suite 400                       Inception         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014); Servant
                                                    Interactive LLC (Educational Products
                                                    and Services); President and Chief
                                                    Executive Officer (June 2012 to
                                                    September 2014); Dew Learning LLC
                                                    (Educational Products and Services);
                                                    President (June 2002 to June 2012),
                                                    Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(2), Trustee      o Three-Year Term   Chief Executive Officer, First Trust             138         None
and Chairman of the Board                           Advisors L.P. and First Trust Portfolios
120 East Liberty Drive,         o Since Fund        L.P.; Chairman of the Board of Directors,
  Suite 400                       Inception         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)

-----------------------------

(1) Currently, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2019 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

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BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2016 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES       TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND             LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial
120 E. Liberty Drive,   Executive Officer                                   Officer (January 2016 to Present), Controller
   Suite 400                                         o Since January 2016   (January 2011 to January 2016), Senior Vice
Wheaton, IL 60187                                                           President (April 2007 to January 2016), First
D.O.B.: 01/66                                                               Trust Advisors L.P. and First Trust
                                                                            Portfolios L.P.; Chief Financial Officer
                                                                            (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and
                                                                            Stonebridge Advisors LLC (Investment
                                                                            Advisor)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present),
120 E. Liberty Drive,   Officer and Chief                                   Vice President (April 2012 to Present), First
   Suite 400            Accounting Officer           o Since January 2016   Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                           Portfolios L.P.; Vice President (September
D.O.B.: 08/72                                                               2006 to April 2012); Guggenheim Funds
                                                                            Investment Advisors, LLC and Claymore
                                                                            Securities, Inc.

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
   Suite 400                                         o Since Fund           Counsel, BondWave LLC; Secretary,
Wheaton, IL 60187                                      Inception            Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                       Vice President (September 2005 to July 2012),
   Suite 400                                         o Since Fund           First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                      Inception            Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust
120 E. Liberty Drive,   and Assistant Secretary                             Advisors L.P. and First Trust Portfolios L.P.
   Suite 400                                         o Since Fund
Wheaton, IL 60187                                      Inception
D.O.B.: 12/66

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

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--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2016 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios L.P.) or 1-800-222-6822 (First Trust Advisors L.P.).


March 2016


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FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, Illinois 60611

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

TRANSFER AGENT
Computershare, Inc.
P.O. Box 30170
College Station, TX 77842-3170

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $62,500 for 2015 and $39,500 for 2016.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2015 and $91.91 for 2016.

     Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2015 and $0 for 2016.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 for 2015 and $5,200 for 2016.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2015 and $0 for 2016.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2015 and $0 for 2016.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2015 and $0 for 2016.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                                     (b) 0%
                                     (c) 0%
                                     (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2015 were $0 and $0 for the Registrant and the Registrant's investment adviser, respectively, and for 2016 were $5,200 and $13,000 for the Registrant and the Registrant's investment adviser, respectively.

      (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                    HENDERSON INVESTMENT MANAGEMENT LIMITED
                         PROXY POLICIES AND PROCEDURES
                              AS OF JUNE 14, 2012

It is the intent of Henderson Investment Management Limited ("HIML") to vote proxies in the best interests of the firm's clients. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.

1.    Responsibilities

      The Corporate Governance Manager at Henderson Global Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.

2.    Service Providers

      HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

      Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

3.    Voting Guidelines

      HIML has adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Henderson's approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility. The International Corporate Governance Policy is detailed below.

3.1.  International Corporate Governance Policy

      International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a 'one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

      Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.

3.2.  Corporate Objective

      The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

3.3.  Disclosure and Transparency

      Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.

      Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

3.4.  Boards of Directors

      Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply.

      o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

      o Monitoring the effectiveness of the company's governance practices and making changes as needed.

      o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

      o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

      o Ensuring a formal and transparent board nomination and election process.

      o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

      o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

      o     Overseeing the process of disclosure and communications.

      The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

      Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge.
      Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

      Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure. When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

3.5.  Shareholder Rights

      All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

      Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

      We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.

3.6.  Audit and Internal Control

      Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

      Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

3.7.  Remuneration

      Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

      The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

      Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

      Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

      When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

            o the overall potential cost of the scheme, including the level of dilution the issue price of share options relative to the market price

            o the use of performance conditions aligning the interests of participants with shareholders the holding period i.e., the length of time from the award date to the earliest date of exercise the level of disclosure.


4.    Voting Procedures

      The procedure for casting proxy votes is as follows:

      1. Custodians notify ISS of forthcoming company meetings and send proxy materials.

      2.    ISS notifies Henderson of meetings via its ProxyExchange website.

      3. ISS provides voting recommendations based on HIML's Proxy Voting Policies.

      4. The Corporate Governance Manager (or his designee) consults with fund managers and analysts as appropriate.

      5. The Corporate Governance Manager (or his designee) decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.

      6. Voting instructions are sent to custodians via the ProxyExchange website and executed by the custodians.

      7. If at any time during implementation of the above procedures a conflict of interest is identified the matter will be referred to the HIML Proxy Committee via the Head of Compliance. In such circumstances the Proxy Committee reviews the issue and directs ISS how to vote the proxies through the ProxyExchange website and voting instructions are executed by the custodians.

5.    Share Blocking

      In a number of markets in which the funds invest, shares must be suspended from trading ('blocked') for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.

6.    Conflicts of Interest

      For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

      Accordingly, each HIML person must not put "personal benefit", whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients.

      Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of an actual or potential conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

      The following are examples of situations where a conflict may exist:

      o Business Relationships - where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

      o Personal Relationships - where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

      o Familial Relationships - where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

      o Fund Relationships - HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

      o Fund of Fund's Relationship - HIML may have a conflict where it manages a fund of funds that invests in other affiliated Henderson funds, and the underlying affiliated fund is soliciting votes for a proxy.

      It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy.

7.    Proxy Committee

      The Proxy Committee shall have three members, the Head of Equities, the Corporate Governance Manager and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called whenever an actual or potential conflict of interest is identified.

      Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

      The Proxy Committee will review each item referred to it to determine if an actual or potential conflict of interest indeed exists. If the Proxy Committee determines that no actual or potential conflict exists, then the proxy will be voted as it otherwise would have been under these procedures. If the Proxy Committee determines that an actual or potential conflict exists, then it will review the issue and instruct ISS to: (1) vote based on ISS' recommendation, (2) vote in the same proportion as the other shareholders, (3) abstain from voting entirely, (4) vote in accordance with the recommendation of the investment professional responsible for the account, or (5) vote in another manner as the Proxy Committee deems fit. With respect to a conflict that arises due to (a) a business transaction involving Henderson Group PLC and the company soliciting the proxy, or (b) a Fund of funds relationship described above only options (1)-(3) above shall be available.

      For each matter where the Proxy Committee determines an actual or potential conflict exists, the Proxy Committee will produce a Conflicts Report that (1) describes the conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in a portfolio manager's recommendation. To the extent the Proxy Committee instructs ISS to vote in accordance with the recommendation of the investment professional responsible for the account, the Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS.

Information provided as of December 31, 2016

Henderson Global Investors (North America) Inc., a registered investment adviser ("HGINA" or the "Sub-Advisor"), is the Fund's sub-adviser and provides U.S. regulatory and compliance oversight to the Fund and HIML (as defined below). HGINA is a Delaware corporation and provides investment management services to SEC-registered mutual funds, other pooled investment vehicles and institutional accounts. The principal offices of HGINA are located at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois.

HGINA is an indirect, wholly-owned subsidiary of Henderson Group plc ("Henderson Group"), which is the parent company of an asset management group. Henderson Group, founded in 1934, is a global asset management firm providing a full spectrum of investment products and services to institutions and individuals around the world. The Advisor, the Sub-Advisor and the Fund have engaged Henderson Investment Management Limited ("HIML" or the "Sub-Sub-Advisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of Henderson Group, pursuant to an investment sub-advisory agreement among the Fund, the Advisor, HGINA and HIML. Investment professionals of HIML render portfolio management, research or trading services to certain clients of HGINA, including the Fund. HIML will be responsible for the day-to-day investment decisions of the Fund other than the Option Overlay Strategy.

The members of the portfolio management team responsible for the day-to-day management of the Fund's investment portfolio other than the Option Overlay Strategy are Alex Crooke and Ben Lofthouse. The members of the portfolio management team responsible for implementing the Option Overlay Strategy are John Gambla and Rob A. Guttschow.

1.  ALEX CROOKE
HEAD OF GLOBAL EQUITY INCOME AT HENDERSON INVESTMENT MANAGEMENT
LIMITED ("HENDERSON")

Alex Crooke is a portfolio manager with more than 25 years of investment management experience. Mr. Crooke is currently head of the Henderson Global Equity Income team, which encompasses the firm's key equity income products. Prior to joining Henderson, Alex was an Investment Analyst at Equitable Life Assurance Society responsible for US Equity Research. In 1994, Mr. Crooke joined Henderson as a Fund Manager and was responsible for UK and European Investments. He was named Director of UK Investment Trusts in 2001. Mr. Crooke has managed several funds during his 20 plus years at Henderson Global Investors, including currently managing the Henderson Global Equity Income Fund, the Henderson Dividend & Income Builder Fund, Henderson High Income Investment Trust and the Bankers Investment Trust.

2.  BEN LOFTHOUSE, CFA
PORTFOLIO MANAGER FOR THE GLOBAL EQUITY INCOME TEAM AT HENDERSON

Ben Lofthouse, CFA, is the portfolio manager of the Henderson Global Equity Income Fund and the Henderson Dividend & Income Builder Fund, and has been a member of the Henderson Global Equity Income team since 2004. In addition, Mr. Lofthouse has co-managed the Global Equity Income OEIC since May 2012, and has managed the Henderson International Income Trust plc since its launch in April 2011. Mr. Lofthouse joined Henderson in 2004 as an Investment Analyst and Assistant Fund Manager having previously trained as a Chartered Accountant with PricewaterhouseCoopers in its Banking and Capital Markets division. Mr. Crooke also worked in the PricewaterhouseCoopers Business Recovery Services team.

3.  JOHN GAMBLA, CFA
SENIOR PORTFOLIO MANAGER FOR THE ALTERNATIVES AND ACTIVE EQUITY INVESTMENT TEAM AT FIRST TRUST ADVISORS L.P. ("FIRST TRUST")

Mr. Gambla has over 20 years of investment experience, most recently as co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments. He graduated Phi Beta Kappa with a Bachelor of Science in genetics and developmental biology (Cum Laude) and a Bachelor of Arts in finance (departmental distinction) from the University of Illinois at Urbana/Champaign, and earned an MBA from the University of Chicago's Graduate School of Business. He is a CFA Charter holder and holds FRM and PRM designations.

4.  ROB A. GUTTSCHOW, CFA
SENIOR PORTFOLIO MANAGER FOR THE ALTERNATIVES AND ACTIVE EQUITY INVESTMENT TEAM AT FIRST TRUST

Mr. Guttschow has 20 years of investment experience, most recently as co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments. Mr. Guttschow earned a Bachelor of Science degree in engineering and an MBA from the University of Illinois at Urbana/Champaign. He is a CFA Charter holder and a member of the CFA Society of Chicago.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of December 31, 2016


                                                                                    # OF ACCOUNTS     TOTAL ASSETS
                                                                                  MANAGED FOR WHICH    FOR WHICH
                                                     TOTAL                         ADVISORY FEE IS    ADVISORY FEE
   NAME OF PORTFOLIO                             # OF ACCOUNTS        TOTAL           BASED ON        IS BASED ON
MANAGER OR TEAM MEMBER   TYPE OF ACCOUNTS           MANAGED           ASSETS         PERFORMANCE      PERFORMANCE
                         ----------------
1.  Alex Crooke          Registered Investment         1         $1,156,000,000
                         Companies:
                         Other Pooled                  3         $4,118,000,000
                         Investment Vehicles:
                         Other Accounts:               1             32,000,000
2.  Ben Lofthouse        Registered Investment         1         $  283,000,000
                         Companies:
                         Other Pooled                  5         $5,158,000,000           1           $ 11,500,000
                         Investment Vehicles:
                         Other Accounts:               1             32,000,000
3.  John Gambla          Registered Investment         6         $   294.2mm              0                0
                         Companies:
                         Other Pooled
                         Investment Vehicles:
                         Other Accounts:                         $     0.6mm              0                0
4.  Rob Guttschow        Registered Investment         6         $   294.2mm              0                0
                         Companies:
                         Other Pooled
                         Investment Vehicles:
                         Other Accounts:                         $     0.6mm              0                0


POTENTIAL CONFLICTS OF INTERESTS

HENDERSON, POTENTIAL CONFLICTS OF INTERESTS

      PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. The Adviser seeks to foster a reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in us by investors is something that is highly valued and must be protected. As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited. A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson's clients. The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.

      The portfolio managers responsible for managing the Funds may currently or in the future also manage one or more other accounts. Other than potential conflicts between investment strategies, the side-by-side management of a Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades). Henderson has policies and procedures reasonably designed to mitigate these conflicts. The portfolio managers may advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

      PORTFOLIO MANAGEMENT COMPENSATION. The following is a summary of the compensation received by Henderson's investment professionals for all accounts managed and not just for the Fund. Henderson's investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

      o     Pre-defined, objective, measurable investment performance
      o     Performance goals that are ambitious, but attainable
      o The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio's risk return parameters.

      The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. "Profitable asset growth" refers to the increase in adviser revenues generated less the increase in costs. It is typically calculated per adviser team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three-year period.

      Some managers are granted an award in a long-term incentive program that is based on several factors, including the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly. Currently, none of the Funds charge performance-related fees.

      A summary of the compensation package is as follows:

      o     Basic Salaries: in line with or better than the industry average
      o Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary
      o Growth Equity Bonus Plan: the GEB is based on a team's contribution to a rise in profits, it is designed to reward profitable asset growth
      o     Long Term Incentive Plan: as described above
      o Employee Share Plans: from year to year, managers may be able to invest part of their remuneration in various share schemes which are then partially matched by Henderson
      o Performance-related fees: for some funds, any performance-related fee earned by the firm is shared with individuals generating that performance. If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund's relevant disclosure document (i.e., prospectus or offering memorandum). Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund's returns to either (i) a peer group, (ii) an index or (iii) an absolute return.

FIRST TRUST, POTENTIAL CONFLICTS OF INTERESTS

First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Information provided as of December 31, 2015

ALEX CROOKE AND BEN LOFTHOUSE, HENDERSON

SALARY AND BENEFITS

Base salaries are set to be competitive with the market, and are set typically within a band of +/- 5% of market median for the individual's role and responsibilities, although salary levels at or around market upper quartile may be awarded for key individuals with specialist skills, market knowledge and/or who perform critical roles, to ensure that their fixed remuneration remains market leading. Salary levels may be lower than market median for individuals who are inexperienced or new to their role, but will be moved rapidly towards to median and beyond where this is merited by individual performance. Base salaries are set to be competitive with the market, and are periodically reviewed for market competitiveness.

A range of benefits are provided to employees (including private medical insurance, disability insurance and life insurance) with a view to offering an overall remuneration package that is competitive to each local market in which Henderson operates. Fringe benefits account for a small percentage of total remuneration. Henderson also operates non-contributory pension schemes for employees. With the exception of a small number of individuals who participate in closed legacy defined benefits schemes, pension arrangements are all funded on a defined contribution basis, with contribution levels being benchmarked to the local market.

INCENTIVE ARRANGEMENTS FOR INVESTMENT PROFESSIONALS

Investment Management Incentive Plan (IMIP) IMIP is a short term incentive variable pay (bonus) framework, which is designed to reward the contribution of portfolio managers to increased profitability and quality asset growth. The total incentive pool is based on a variable share of net management fees, taking into account:

      o A 'base' element - formed of a set percentage of management fees, after deduction of direct salary and associated costs
      o A 'performance' element (which can be positive or negative) - determined as a variable share of management fees, depending on the 1 and 3 year track record of underlying funds

      o A 'growth' element - determined as a set percentage of management fees in the first 12 months from net inflows, offset by rebates and commissions and subject to a clawback for net outflows
      o A 'corporate' - determined as a variable share of management fees, after deduction of direct salary and associated costs, with the share dependent on the Group (STI) Balanced Scorecard outcome (see below)

Performance fees
For some funds, performance-related fees earned by the firm are shared with the individuals generating that performance in a transparent and agreed way. Individual performance fee allocations are also subject to mandatory deferral mechanisms and, in some cases, individuals are obliged to defer a proportion of their performance fee incentives into their own funds.

Alternative Investment Management Fund Directive (AIFMD) Henderson complies with AIFMD, which has impacted variable pay earned by Henderson fund managers since January 1, 2015. The key implications are that, in relation to variable remuneration earned in respect of AIFMD activities:

      o The percentage of variable remuneration that must be deferred is likely to increase (up to 60% of total variable pay for the highest paid code employees).
      o It will become mandatory for at least 50% of both deferred and non-deferred variable remuneration to be delivered in units/interests of the relevant funds.

In addition, within the Global Equities team the investment managers are rewarded by their contribution to our clients' performance. A significant portion of the end of year bonus pool is distributed to the investment managers based on the performance attribution over a 1 and 3 year basis. This more closely aligns the investment managers with the performance the team has delivered to clients and rewards them for the return of the stocks they put in the portfolio.

JOHN GAMBLA AND ROB GUTTSCHOW, FIRST TRUST

The compensation structure for John Gambla and Rob Guttschow is based upon a fixed salary as well as a discretionary bonus determined by the management of the Advisor. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are generally based on a variety of factors, including, but not limited to, an individual's overall contribution to the success of the firm and the profitability of the firm.


(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of December 31, 2016

                  Name of Portfolio         Dollar ($) Range of
                  ------------------        --------------------
                      Manager or                Fund Shares
                     -----------                ------------
                     Team Member             Beneficially Owned
                     -----------            -------------------

                  Alex Crooke                       $0
                  Ben Lofthouse                     $0
                  John Gambla                       $0
                  Rob A. Guttschow                  $0


(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)     First Trust Dynamic Europe Equity Income Fund
            --------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February xx, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 22, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 22, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.